UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2011

Simpson Manufacturing Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

(Address of principal executive offices)

(Registrant’s telephone number, including area code):  (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers

On December 16, 2011, the Board of Directors of Simpson Manufacturing Co., Inc., a Delaware corporation (the “Company”, to which we sometimes refer as “we”, “us” or “our”), appointed Brian Magstadt as our Chief Financial Officer, to succeed our current Chief Financial Officer, Karen Colonias. This change will be effective January 1, 2012.

Brian J. Magstadt, age 44, joined Simpson Manufacturing Co., Inc. in 2004 and has, since 2008, held the position of Financial Reporting Manager, where he oversaw the external reporting for our company as well as managed various other accounting and finance functions. Brian J. Magstadt is a licensed CPA and holds a Bachelor of Science degree in Business Administration from California State University, Chico, and a Masters of Business Administration degree from Santa Clara University.

On December 16, 2011, the Compensation and Leadership Development Committee of our Board of Directors approved the matters set forth on Exhibit 10 attached hereto and incorporated herein by this reference.

Item 9.01       Financial Statements and Exhibits

(d)         Exhibits:

Exhibit Number	Description

10	Compensation of Named Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	December 20, 2011	By	/s/ Karen Colonias
Karen Colonias
Chief Financial Officer